CrowdStrike Reports Second Quarter Fiscal Year 2026 Financial Results

•Achieves record Q2 net new ARR of $221 million and reacceleration ahead of expectations
•Ending ARR grows 20% year-over-year to reach $4.66 billion
•Delivers record Q2 cash flow from operations of $333 million and record Q2 free cash flow of $284 million

AUSTIN, Texas, August 27, 2025 -- CrowdStrike Holdings, Inc. (Nasdaq: CRWD), today announced financial results for the second quarter fiscal year 2026, ended July 31, 2025.

“With reacceleration a quarter ahead of our expectations, CrowdStrike delivered an exceptional Q2. Record Q2 net new ARR of $221 million, over 1,000 Flex customers, and more than 100 re-flexes highlight CrowdStrike as the leader in cybersecurity consolidation,” said George Kurtz, Founder and CEO. "As AI transforms the enterprise, CrowdStrike enables organizations to confidently embrace their AI future from development to deployment, from cloud to endpoint, and from human to agent.”

Commenting on the company's financial results, Burt Podbere, CrowdStrike's chief financial officer, added, "We exceeded our expectations across all guided metrics in the second quarter, delivering 21% year-over-year total revenue growth, record Q2 cash flow from operations of $333 million and record Q2 free cash flow of $284 million. Our strong execution and business momentum further bolsters our conviction in continued net new ARR acceleration for the back half of fiscal year 2026.”

Second Quarter Fiscal 2026 Financial Highlights

•Revenue: Total revenue was $1.17 billion, a 21% increase, compared to $963.9 million in the second quarter of fiscal 2025. Subscription revenue was $1.10 billion, a 20% increase, compared to $918.3 million in the second quarter of fiscal 2025.

•Annual Recurring Revenue (ARR) grew 20% year-over-year to $4.66 billion as of July 31, 2025, of which $221.1 million was net new ARR added in the quarter.

•Subscription Gross Margin: GAAP subscription gross margin was 77%, compared to 78% in the second quarter of fiscal 2025. Non-GAAP subscription gross margin was 80%, compared to 81% in the second quarter of fiscal 2025.

•Income/Loss from Operations: GAAP loss from operations was $113.0 million, compared to GAAP income from operations of $13.7 million in the second quarter of fiscal 2025. Non-GAAP income from operations was a record $255.0 million, compared to $241.1 million in the second quarter of fiscal 2025.

•Net Income/Loss Attributable to CrowdStrike: GAAP net loss attributable to CrowdStrike was $77.7 million, compared to GAAP net income attributable to CrowdStrike of $47.0 million in the second quarter of fiscal 2025. GAAP net loss per share attributable to CrowdStrike, diluted, was $0.31, compared to GAAP net income per share attributable to CrowdStrike, diluted, of $0.19 in the second quarter of fiscal 2025. Non-GAAP net income attributable to CrowdStrike was a record $237.4 million, compared to $221.6 million in the second quarter of fiscal 2025. Non-GAAP net income attributable to CrowdStrike per share, diluted, was a record $0.93, compared to $0.88 in the second quarter of fiscal 2025.

•Cash Flow: Net cash generated from operations was $332.8 million, compared to $326.6 million in the second quarter of fiscal 2025. Free cash flow was $283.6 million, compared to $272.2 million in the second quarter of fiscal 2025.

•Cash and Cash Equivalents grew to a record $4.97 billion as of July 31, 2025.

Recent Highlights

•CrowdStrike’s module adoption rates were 48%, 33%, and 23% for six or more, seven or more, and eight or more modules, respectively, as of July 31, 20251.
•CrowdStrike announced it has agreed to acquire Onum Technology Inc., a pioneer in real-time telemetry pipeline management.
•Named a Leader in the 2025 Gartner Magic Quadrant™ for Endpoint Protection Platforms2 for the sixth consecutive time, positioned furthest right for Completeness of Vision and highest for Ability to Execute among all vendors evaluated for the third time in a row.

•Recognized as a Customers’ Choice in the 2025 Gartner Peer Insights™ ‘Voice of the Customer’ for User Authentication report3.
•Named a Leader in the IDC MarketScape: Worldwide Cloud-Native Application Protection Platform 2025 Vendor Assessment and IDC MarketScape: Worldwide Exposure Management 2025 Vendor Assessment4.
•Named a Leader and Fast Mover in the 2025 GigaOm Radar for Security Information and Event Management5 and 2025 GigaOm Radar for Identity Security Posture Management (ISPM)6 reports and named the only Leader and Outperformer in the 2025 GigaOm Radar for SaaS Security Posture Management (SSPM)7 report.
•Recognized as the Frost Radar™ Leader in Managed Detection and Response8 for second consecutive year.
•Released CrowdStrike Falcon Next-Gen Identity Security, the first unified solution to protect every identity – human, non-human, and AI agent – across the full hybrid identity lifecycle and every environment.
•Announced the general availability of CrowdStrike Signal, a new class of AI-powered detection engines that surface undetectable threats others miss.
•Delivered two new expert-led offerings: AI Systems Security Assessment and AI for SecOps Readiness.
•Introduced a new era of operational threat intelligence, personalized to each customer environment.
•Announced a new integration with the OpenAI ChatGPT Enterprise Compliance API, designed to add visibility and governance for AI agents.
•Unveiled the integration of Falcon Cloud Security with NVIDIA universal LLM NIM microservices and NeMo Safety.
•Revealed a collaboration with Amazon Web Services (AWS) to bring Agentic AI Security Workflow Integrations and GenAI Protection to AWS Marketplace and unveiled Falcon for AWS Security Incident Response, a program that provides AWS security incident response customers with cyber protection at preferred rates.
•Released CrowdStrike's 2025 Threat Hunting Report, highlighting a new phase in modern cyberattacks.

Change in Non-GAAP Measures Presentation

Effective second quarter fiscal year 2026, CrowdStrike adopted a 21.0% long-term projected non-GAAP tax rate, reduced from the previous rate of 22.5%, in connection with the enactment of the One Big Beautiful Bill Act. This rate reflects the anticipated tax benefit from earning income outside the United States (U.S.) while retaining intellectual property within the U.S. The change is applied prospectively, and the tax rate for prior periods remains unchanged.

Financial Outlook

CrowdStrike is providing the following guidance for the third quarter of fiscal 2026 (ending October 31, 2025) and guidance for fiscal year 2026 (ending January 31, 2026).

Guidance for non-GAAP financial measures excludes stock-based compensation expense and related employer payroll taxes, amortization of acquired intangible assets (including purchased patents), acquisition-related expenses (credits), net, amortization of debt issuance costs and discount, mark-to-market adjustments on deferred compensation liabilities, legal reserve and settlement charges or benefits, costs (recoveries) associated with the July 19 Incident and related matters, net, strategic plan related charges, losses (gains) and other income from strategic investments, and losses (gains) on deferred compensation assets, and is adjusted for our long-term non-GAAP effective tax rate. The company has not provided the most directly comparable GAAP measures because certain items are out of the company's control or cannot be reasonably predicted. Accordingly, a reconciliation for non-GAAP income from operations, non-GAAP net income attributable to CrowdStrike, and non-GAAP net income per share attributable to CrowdStrike common stockholders is not available without unreasonable effort.

	Q3 FY26 Guidance	Full Year FY26 Guidance
Total revenue	$1,208.0 - $1,218.0 million	$4,749.5 - $4,805.5 million
Non-GAAP income from operations	$256.0 - $262.0 million	$1,000.1 - $1,040.1 million
Non-GAAP net income attributable to CrowdStrike	$238.1 - $242.8 million	$922.4 - $954.0 million
Non-GAAP net income per share attributable to CrowdStrike common stockholders, diluted	$0.93 - $0.95	$3.60 - $3.72
Weighted average shares used in computing non-GAAP net income per share attributable to common stockholders, diluted	257 million	256 million
Non-GAAP tax rate	21.0%	21.0%

These statements are forward-looking and actual results may differ materially as a result of many factors. Refer to the Forward-Looking Statements safe harbor below for information on the factors that could cause the company's actual results to differ materially from these forward-looking statements.
Conference Call Information
CrowdStrike will host a conference call for analysts and investors to discuss its earnings results for the second quarter of fiscal 2026 and outlook for its fiscal third quarter and fiscal year 2026 today at 2:00 p.m. Pacific time (5:00 p.m. Eastern time). A recorded webcast of the event will also be available for one year on the CrowdStrike Investor Relations website ir.crowdstrike.com.

Date:	August 27, 2025
Time:	2:00 p.m. Pacific time / 5:00 p.m. Eastern time
Webcast link:	crowdstrike-fiscal-second-quarter-2026-results-conference-call.open-exchange.net/registration
Forward-Looking Statements

This press release contains forward-looking statements that involve risks and uncertainties, including statements regarding CrowdStrike’s future growth and future financial and operating performance, including CrowdStrike’s financial outlook for the third quarter fiscal 2026, and fiscal year 2026, and beyond, product developments and anticipated tax rate. There are a significant number of factors that could cause actual results to differ materially from statements made in this press release, including: risks associated with the content configuration update CrowdStrike released on July 19, 2024 for its Falcon sensor that resulted in system crashes for certain Windows systems (the “July 19 Incident”); the risk that the strategic plan could negatively affect CrowdStrike’s business operations; risks associated with managing CrowdStrike’s rapid growth; CrowdStrike’s ability to identify and effectively implement necessary changes to address execution challenges; risks associated with new products and subscription and support offerings, including the risk of defects, errors, or vulnerabilities; CrowdStrike's ability to respond to an intensely competitive market; length and unpredictability of sales cycles; CrowdStrike’s ability to attract new and retain existing customers; CrowdStrike’s ability to complete and successfully integrate acquisitions; the failure to timely develop and achieve market acceptance of new products and subscriptions as well as existing products and subscriptions and support; CrowdStrike’s ability to collaborate and integrate its products with offerings from other parties to deliver benefits to customers; industry trends; rapidly evolving technological developments in the market for security products and subscription and support offerings; and general market, political, economic, and business conditions, including those related to a deterioration in macroeconomic conditions, inflation, geopolitical uncertainty and conflicts, public health crises, and volatility in the banking and financial services sector.

Additional risks and uncertainties that could affect CrowdStrike’s financial results are included in the filings CrowdStrike makes with the Securities and Exchange Commission (“SEC”) from time to time, particularly under the captions “Risk Factors” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations,” including CrowdStrike’s most recently filed Annual Report on Form 10-K, most recently filed Quarterly Report on Form 10-Q, and subsequent filings.

Actual outcomes and results may differ materially from those contemplated by these forward-looking statements as a result of such risks and uncertainties. All forward-looking statements in this press release are based on information available to CrowdStrike as of the date hereof, and CrowdStrike does not assume any obligation to update the forward-looking statements provided to reflect events that occur or circumstances that exist after the date on which they were made.
Use of Non-GAAP Financial Information

CrowdStrike believes that the presentation of non-GAAP financial information provides important supplemental information to management and investors regarding financial and business trends relating to CrowdStrike’s financial condition and results of operations. Effective second quarter fiscal year 2026, CrowdStrike adopted a 21.0% long-term projected non-GAAP tax rate, reduced from the previous rate of 22.5%, in connection with the enactment of the One Big Beautiful Bill Act. For further information regarding these changes and non-GAAP measures, including the reconciliation of these non-GAAP financial measures to their most directly comparable GAAP financial measures, please refer to the financial tables below, as well as the “Explanation of Non-GAAP Financial Measures” and “Change in Non-GAAP Measures Presentation” sections of this press release.

Channels for Disclosure of Information

CrowdStrike intends to announce material information to the public through the CrowdStrike Investor Relations website ir.crowdstrike.com, SEC filings, press releases, public conference calls, and public webcasts. CrowdStrike uses these channels, as well as social media and its blog, to communicate with its investors, customers, and the public about the company, its offerings, and other issues. It is possible that the information CrowdStrike posts on social media and its blog could be deemed to be material information. As such, CrowdStrike encourages investors, the media, and others to follow the channels listed above, including the social media channels listed on CrowdStrike’s investor relations website, and to review the information disclosed through such channels. Any updates to the list of disclosure channels through which CrowdStrike will announce information will be posted on the investor relations page on CrowdStrike’s website.

Definition of Module Adoption Rates

1.Module adoption rates are calculated by taking the total number of customers with six or more, seven or more, and eight or more modules, respectively, divided by the total number of subscription customers (excluding Falcon Go customers). Falcon Go customers are defined as customers who have subscribed with the Falcon Go bundle, a package designed for organizations with 100 endpoints or less.

Reports Referenced and Disclaimers

2.Gartner, 2025 Gartner® Magic Quadrant™ for Endpoint Protection Platforms (EPP), Evgeny Mirolyubov, Franz Hinner, Deepak Mishra, July 14, 2025
3.Gartner, Voice of the Customer for Endpoint Protection Platforms, Peer Editors, May 23, 2025
4.IDC MarketScape: Worldwide Cloud-Native Application Protection Platform 2025, (doc #US53549925, June 2025) and IDC MarketScape: Worldwide Exposure Management 2025 Vendor Assessment (doc #US52994525, August 2025)
5.Knowingly, Inc. 2025 GigaOm Radar for Security Information and Event Management
6.Knowingly, Inc. 2025 GigaOm Radar for Identity Security Posture Management
7.Knowingly, Inc. 2025 GigaOm Radar Report for SaaS Security Posture Management (SSPM)
8.Frost Radar™: Managed Detection and Response (KB57-74, July 2025)

GARTNER is a registered trademark and service mark, Magic Quadrant and PEER INSIGHTS are a registered trademark, of Gartner Inc. and/or its affiliates in the U.S. and internationally and are used herein with permission. All rights reserved. Gartner does not endorse any vendor, product or service depicted in its research publications, and does not advise technology users to select only those vendors with the highest ratings or other designation. Gartner research publications consist of the opinions of Gartner’s research organization and should not be construed as statements of fact. Gartner disclaims all warranties, expressed or implied, with respect to this research, including any warranties of merchantability or fitness for a particular purpose. Gartner Peer Insights content consists of the opinions of individual end users based on their own experiences with the vendors listed on the platform, should not be construed as statements of fact, nor do they represent the views of Gartner or its affiliates.

The Gartner content described herein, (the "Gartner Content") represent(s) research opinion or viewpoints published, as part of a syndicated subscription service, by Gartner, Inc. ("Gartner"), and are not representations of fact. Gartner Content speaks as of its original publication date (and not as of the date of this earnings release), and the opinions expressed in the Gartner Content are subject to change without notice.

About CrowdStrike Holdings
CrowdStrike (Nasdaq: CRWD), a global cybersecurity leader, has redefined modern security with the world’s most advanced cloud-native platform for protecting critical areas of enterprise risk – endpoints and cloud workloads, identity, and data.

Powered by the CrowdStrike Security Cloud and world-class AI, the CrowdStrike Falcon® platform leverages real-time indicators of attack, threat intelligence, evolving adversary tradecraft, and enriched telemetry from across the enterprise to deliver hyper-accurate detections, automated protection and remediation, elite threat hunting, and prioritized observability of vulnerabilities.

Purpose-built in the cloud with a single lightweight-agent architecture, the Falcon platform delivers rapid and scalable deployment, superior protection and performance, reduced complexity, and immediate time-to-value.

CrowdStrike: We stop breaches.

For more information, please visit: ir.crowdstrike.com

© 2025 CrowdStrike, Inc. All rights reserved. CrowdStrike and CrowdStrike Falcon are marks owned by CrowdStrike, Inc. and are registered in the United States and other countries. CrowdStrike owns other trademarks and service marks and may use the brands of third parties to identify their products and services.

Investor Relations Contact
CrowdStrike Holdings, Inc.
Maria Riley, Vice President of Investor Relations
investors@crowdstrike.com
669-721-0742
Press Contact
CrowdStrike Holdings, Inc.
Jake Schuster, Senior Director, Public Relations & Media Strategy
press@crowdstrike.com
###

CROWDSTRIKE HOLDINGS, INC.
Condensed Consolidated Statements of Operations
(in thousands, except per share amounts)
(unaudited)

	Three Months Ended July 31,		Six Months Ended July 31,
	2025	2024	2025	2024
Revenue
Subscription	$1,102,945	$918,257	$2,153,713	$1,790,429
Professional services	66,007	45,615	118,673	94,479
Total revenue	1,168,952	963,872	2,272,386	1,884,908
Cost of revenue
Subscription (1)(2)(6)	253,640	199,910	496,014	389,567
Professional services (1)(6)	56,643	37,491	103,412	72,837
Total cost of revenue	310,283	237,401	599,426	462,404

Gross profit	858,669	726,471	1,672,960	1,422,504

Operating expenses
Sales and marketing (1)(2)(3)(4)(5)(6)	447,024	355,471	886,641	705,585
Research and development (1)(3)(4)(5)(6)	346,668	250,908	680,797	486,157
General and administrative (1)(2)(3)(4)(5)(6)	177,956	106,434	343,157	210,168
Total operating expenses	971,648	712,813	1,910,595	1,401,910

Income (loss) from operations	(112,979)	13,658	(237,635)	20,594
Interest expense(7)	(6,823)	(6,549)	(13,538)	(13,060)
Interest income	50,850	51,526	96,230	97,376
Other income (expense), net(8)(9)	(2,722)	(1,031)	(6,618)	6,625
Income (loss) before provision for income taxes	(71,674)	57,604	(161,561)	111,535
Provision for income taxes	5,971	10,914	27,077	18,581
Net income (loss)	(77,645)	46,690	(188,638)	92,954
Net income (loss) attributable to non-controlling interest	30	(323)	(756)	3,121
Net income (loss) attributable to CrowdStrike	$(77,675)	$47,013	$(187,882)	$89,833
Net income (loss) per share attributable to CrowdStrike common stockholders:
Basic	$(0.31)	$0.19	$(0.75)	$0.37
Diluted	$(0.31)	$0.19	$(0.75)	$0.36
Weighted-average shares used in computing net income (loss) per share attributable to CrowdStrike common stockholders:
Basic	249,909	244,091	249,182	243,249
Diluted	249,909	251,265	249,182	250,724
____________________________

(1)Includes stock-based compensation expense and related employer payroll taxes as follows (in thousands):

	Three Months Ended July 31,		Six Months Ended July 31,
	2025	2024	2025	2024
Subscription cost of revenue	$25,485	$18,435	$51,482	$33,670
Professional services cost of revenue	9,974	7,922	20,445	14,794
Sales and marketing	72,539	62,335	142,361	118,167
Research and development	111,915	79,869	227,333	152,615
General and administrative	64,275	46,591	114,138	93,573
Total stock-based compensation expense and related employer payroll taxes	$284,188	$215,152	$555,759	$412,819
(2)Includes amortization of acquired intangible assets, including purchased patents, as follows (in thousands):

	Three Months Ended July 31,		Six Months Ended July 31,
	2025	2024	2025	2024
Subscription cost of revenue	$6,372	$5,389	$12,749	$10,434
Sales and marketing	915	602	1,831	1,205
General and administrative	340	346	681	693
Total amortization of acquired intangible assets	$7,627	$6,337	$15,261	$12,332
(3)Includes acquisition-related expenses, net as follows (in thousands):

	Three Months Ended July 31,		Six Months Ended July 31,
	2025	2024	2025	2024
Sales and marketing	$—	$—	$77	$—
Research and development	183	—	257	477
General and administrative	1,081	535	1,473	2,682
Total acquisition-related expenses, net	$1,264	$535	$1,807	$3,159
(4)Includes mark-to-market adjustments on deferred compensation liabilities as follows (in thousands):

	Three Months Ended July 31,		Six Months Ended July 31,
	2025	2024	2025	2024
Sales and marketing	$456	$108	$270	$143
Research and development	356	134	240	146
General and administrative	1	8	(14)	21
Total mark-to-market adjustments on deferred compensation liabilities	$813	$250	$496	$310

(5)Includes costs, net, such as legal fees, remediation costs, sensor testing costs, and insurance receivables among others, associated with the July 19 Incident and related matters as follows (in thousands):

	Three Months Ended July 31,		Six Months Ended July 31,
	2025	2024	2025	2024
Sales and marketing	$88	$3,093	$620	$3,093
Research and development	250	1,001	787	1,001
General and administrative	35,318	1,038	73,976	1,038
Total costs associated with the July 19 Incident and related matters, net	$35,656	$5,132	$75,383	$5,132
(6)Includes strategic plan related charges as follows (in thousands):

	Three Months Ended July 31,		Six Months Ended July 31,
	2025	2024	2025	2024
Subscription cost of revenue	$3,563	$—	$3,563	$—
Professional services cost of revenue	3,345	—	3,345	—
Sales and marketing	8,723	—	8,723	—
Research and development	16,696	—	16,696	—
General and administrative	6,057	—	12,678	—
Total strategic plan related charges	$38,384	$—	$45,005	$—
(7)Includes amortization of debt issuance costs and discount as follows (in thousands):

	Three Months Ended July 31,		Six Months Ended July 31,
	2025	2024	2025	2024
Interest expense	$546	$547	$1,093	$1,093
Total amortization of debt issuance costs and discount	$546	$547	$1,093	$1,093
(8)Includes gains (losses) and other income (expense) from strategic investments as follows (in thousands):

	Three Months Ended July 31,		Six Months Ended July 31,
	2025	2024	2025	2024
Other income (loss), net	$60	$(646)	$(1,512)	$6,242
Total gains (losses) and other income (expense) from strategic investments	$60	$(646)	$(1,512)	$6,242
(9)Includes gains on deferred compensation assets as follows (in thousands):

	Three Months Ended July 31,		Six Months Ended July 31,
	2025	2024	2025	2024
Other income, net	$813	$250	$496	$310
Total gains on deferred compensation assets	$813	$250	$496	$310

CROWDSTRIKE HOLDINGS, INC.
Condensed Consolidated Balance Sheets
(in thousands)
(unaudited)

	July 31, 2025	January 31, 2025
Assets
Current assets:
Cash and cash equivalents	$4,972,436	$4,323,295
Accounts receivable, net of allowance for credit losses	886,557	1,128,564
Deferred contract acquisition costs, current	372,543	347,042
Prepaid expenses and other current assets	302,818	314,444
Total current assets	6,534,354	6,113,345
Strategic investments	72,482	72,544
Property and equipment, net	869,240	788,640
Operating lease right-of-use assets	63,399	42,763
Deferred contract acquisition costs, noncurrent	517,088	500,908
Goodwill	913,325	912,805
Intangible assets, net	117,858	133,114
Other long-term assets	201,113	137,459
Total assets	$9,288,859	$8,701,578
Liabilities and Stockholders’ Equity
Current liabilities:
Accounts payable	$120,554	$130,887
Accrued expenses	210,529	191,349
Accrued payroll and benefits	299,521	319,243
Operating lease liabilities, current	12,860	13,811
Deferred revenue	2,781,196	2,733,005
Other current liabilities	51,278	72,755
Total current liabilities	3,475,938	3,461,050
Long-term debt	744,727	743,983
Deferred revenue, noncurrent	1,053,661	995,672
Operating lease liabilities, noncurrent	52,941	31,107
Other liabilities, noncurrent	166,901	150,849
Total liabilities	5,494,168	5,382,661
Commitments and contingencies
Stockholders’ Equity
Common stock, Class A and Class B	125	124
Additional paid-in capital	5,016,544	4,367,070
Accumulated deficit	(1,265,989)	(1,078,107)
Accumulated other comprehensive income (loss)	6,000	(9,593)
Total CrowdStrike Holdings, Inc. stockholders’ equity	3,756,680	3,279,494
Non-controlling interest	38,011	39,423
Total stockholders’ equity	3,794,691	3,318,917
Total liabilities and stockholders’ equity	$9,288,859	$8,701,578

CROWDSTRIKE HOLDINGS, INC.
Condensed Consolidated Statements of Cash Flows
(in thousands)
(unaudited)

	Six Months Ended July 31,
	2025	2024
Operating activities
Net income (loss)	$(188,638)	$92,954
Adjustments to reconcile net income (loss) to net cash provided by operating activities:
Depreciation and amortization	116,834	88,936
Amortization of intangible assets	15,261	12,332
Amortization of deferred contract acquisition costs	209,941	147,851
Non-cash operating lease cost	8,717	7,167
Stock-based compensation expense	540,757	384,002
Deferred income taxes	(2,320)	(1,929)
Realized gains on strategic investments	—	(6,227)
Non-cash interest expense	2,293	1,785
Change in fair value of strategic investments	1,579	—
Accretion of short-term investments purchased at a discount	—	2,285
Changes in operating assets and liabilities, net of impact of acquisitions
Accounts receivable, net	242,008	192,060
Deferred contract acquisition costs	(251,622)	(158,333)
Prepaid expenses and other assets	(50,411)	(63,224)
Accounts payable	(13,310)	(72)
Accrued expenses and other liabilities	12,716	7,968
Accrued payroll and benefits	(24,931)	(29,432)
Operating lease liabilities	(8,113)	(7,113)
Deferred revenue	106,178	38,859
Net cash provided by operating activities	716,939	709,869
Investing activities
Purchases of property and equipment	(116,248)	(88,937)
Capitalized internal-use software and website development costs	(34,726)	(24,995)
Purchases of strategic investments	(1,417)	(2,702)
Proceeds from sales of strategic investments	4,388	10,895
Business acquisitions, net of cash acquired	—	(96,381)
Proceeds from maturities and sales of short-term investments	—	97,300
Purchases of deferred compensation investments	(2,770)	(1,209)
Proceeds from the sales of deferred compensation investments	164	41
Net cash used in investing activities	(150,609)	(105,988)
Financing activities
Proceeds from issuance of common stock upon exercise of stock options	2,355	2,464
Proceeds from issuance of common stock under the employee stock purchase plan	74,622	56,099
Distributions to non-controlling interest holders	(2,156)	(4,085)
Capital contributions from non-controlling interest holders	1,500	5,500
Net cash provided by financing activities	76,321	59,978

Effect of foreign exchange rates on cash, cash equivalents and restricted cash	6,595	(1,040)

Net increase in cash, cash equivalents and restricted cash	649,246	662,819

Cash, cash equivalents and restricted cash, at beginning of period	4,324,666	3,377,597
Cash, cash equivalents and restricted cash, at end of period	$4,973,912	$4,040,416

CROWDSTRIKE HOLDINGS, INC.
GAAP to Non-GAAP Reconciliations
(in thousands, except percentages)
(unaudited)

	Three Months Ended July 31,		Six Months Ended July 31,
	2025	2024	2025	2024
GAAP subscription revenue	$1,102,945	$918,257	$2,153,713	$1,790,429
GAAP professional services revenue	66,007	45,615	118,673	94,479
GAAP total revenue	$1,168,952	$963,872	$2,272,386	$1,884,908

GAAP subscription gross profit	$849,305	$718,347	$1,657,699	$1,400,862
Stock-based compensation expense and related employer payroll taxes(1)	25,485	18,435	51,482	33,670
Amortization of acquired intangible assets	6,372	5,389	12,749	10,434
Strategic plan related charges	3,563	—	3,563	—
Non-GAAP subscription gross profit	$884,725	$742,171	$1,725,493	$1,444,966

GAAP subscription gross margin	77%	78%	77%	78%
Non-GAAP subscription gross margin	80%	81%	80%	81%

GAAP professional services gross profit	$9,364	$8,124	$15,261	$21,642
Stock-based compensation expense and related employer payroll taxes(1)	9,974	7,922	20,445	14,794
Strategic plan related charges	3,345	—	3,345	—
Non-GAAP professional services gross profit	$22,683	$16,046	$39,051	$36,436

GAAP professional services gross margin	14%	18%	13%	23%
Non-GAAP professional services gross margin	34%	35%	33%	39%

Total GAAP gross margin	73%	75%	74%	75%
Total Non-GAAP gross margin	78%	79%	78%	79%

GAAP sales and marketing operating expenses	$447,024	$355,471	$886,641	$705,585
Stock-based compensation expense and related employer payroll taxes(1)	(72,539)	(62,335)	(142,361)	(118,167)
Amortization of acquired intangible assets	(915)	(602)	(1,831)	(1,205)
Acquisition-related expenses, net	—	—	(77)	—
Mark-to-market adjustments on deferred compensation liabilities	(456)	(108)	(270)	(143)
Costs associated with the July 19 Incident and related matters, net	(88)	(3,093)	(620)	(3,093)
Strategic plan related charges	(8,723)	—	(8,723)	—
Non-GAAP sales and marketing operating expenses	$364,303	$289,333	$732,759	$582,977

GAAP sales and marketing operating expenses as a percentage of revenue	38%	37%	39%	37%
Non-GAAP sales and marketing operating expenses as a percentage of revenue	31%	30%	32%	31%

CROWDSTRIKE HOLDINGS, INC.
GAAP to Non-GAAP Reconciliations (continued)
(in thousands, except per share amounts)
(unaudited)

	Three Months Ended July 31,		Six Months Ended July 31,
	2025	2024	2025	2024
GAAP research and development operating expenses	$346,668	$250,908	$680,797	$486,157
Stock-based compensation expense and related employer payroll taxes(1)	(111,915)	(79,869)	(227,333)	(152,615)
Acquisition-related expenses, net	(183)	—	(257)	(477)
Mark-to-market adjustments on deferred compensation liabilities	(356)	(134)	(240)	(146)
Costs associated with the July 19 Incident and related matters, net	(250)	(1,001)	(787)	(1,001)
Strategic plan related charges	(16,696)	—	(16,696)	—
Non-GAAP research and development operating expenses	$217,268	$169,904	$435,484	$331,918

GAAP research and development operating expenses as a percentage of revenue	30%	26%	30%	26%
Non-GAAP research and development operating expenses as a percentage of revenue	19%	18%	19%	18%

GAAP general and administrative operating expenses	$177,956	$106,434	$343,157	$210,168
Stock-based compensation expense and related employer payroll taxes(1)	(64,275)	(46,591)	(114,138)	(93,573)
Acquisition-related expenses, net	(1,081)	(535)	(1,473)	(2,682)
Amortization of acquired intangible assets	(340)	(346)	(681)	(693)
Mark-to-market adjustments on deferred compensation liabilities	(1)	(8)	14	(21)
Costs associated with the July 19 Incident and related matters, net	(35,318)	(1,038)	(73,976)	(1,038)
Strategic plan related charges	(6,057)	—	(12,678)	—
Non-GAAP general and administrative operating expenses	$70,884	$57,916	$140,225	$112,161

GAAP general and administrative operating expenses as a percentage of revenue	15%	11%	15%	11%
Non-GAAP general and administrative operating expenses as a percentage of revenue	6%	6%	6%	6%

GAAP income (loss) from operations	$(112,979)	$13,658	$(237,635)	$20,594
Stock-based compensation expense and related employer payroll taxes(1)	284,188	215,152	555,759	412,819
Amortization of acquired intangible assets	7,627	6,337	15,261	12,332
Acquisition-related expenses, net	1,264	535	1,807	3,159
Mark-to-market adjustments on deferred compensation liabilities	813	250	496	310
Costs associated with the July 19 Incident and related matters, net	35,656	5,132	75,383	5,132
Strategic plan related charges	38,384	—	45,005	—
Non-GAAP income from operations	$254,953	$241,064	$456,076	$454,346

GAAP operating margin	(10)%	1%	(10)%	1%
Non-GAAP operating margin	22%	25%	20%	24%

GAAP provision for income taxes	$5,971	$10,914	$27,077	$18,581
Income tax adjustments(3)	52,599	53,425	85,117	102,880
Non-GAAP provision for income taxes(2)	$58,570	$64,339	$112,194	$121,461

CROWDSTRIKE HOLDINGS, INC.
GAAP to Non-GAAP Reconciliations (continued)
(in thousands, except per share amounts)
(unaudited)

	Three Months Ended July 31,		Six Months Ended July 31,
	2025	2024	2025	2024
GAAP net income (loss) attributable to CrowdStrike	$(77,675)	$47,013	$(187,882)	$89,833
Stock-based compensation expense and related employer payroll taxes(1)	284,188	215,152	555,759	412,819
Amortization of acquired intangible assets	7,627	6,337	15,261	12,332
Acquisition-related expenses, net	1,264	535	1,807	3,159
Amortization of debt issuance costs and discount	546	547	1,093	1,093
Mark-to-market adjustments on deferred compensation liabilities	813	250	496	310
Costs associated with the July 19 Incident and related matters, net	35,656	5,132	75,383	5,132
Strategic plan related charges	38,384	—	45,005	—
Losses (gains) and other income from strategic investments attributable to CrowdStrike	(30)	323	756	(3,121)
Gains on deferred compensation assets	(813)	(250)	(496)	(310)
Income tax adjustments(3)	(52,599)	(53,425)	(85,117)	(102,880)
Non-GAAP net income attributable to CrowdStrike	$237,361	$221,614	$422,065	$418,367

Weighted-average shares used in computing GAAP basic net income (loss) per share attributable to CrowdStrike common stockholders	249,909	244,091	249,182	243,249

GAAP basic net income (loss) per share attributable to CrowdStrike common stockholders	$(0.31)	$0.19	$(0.75)	$0.37

GAAP diluted net income (loss) per share attributable to CrowdStrike common stockholders	$(0.31)	$0.19	$(0.75)	$0.36
Stock-based compensation expense and related employer payroll taxes(1)	1.11	0.86	2.18	1.65
Amortization of acquired intangible assets	0.03	0.03	0.06	0.05
Acquisition-related expenses, net	—	—	0.01	0.01
Amortization of debt issuance costs and discount	—	—	—	—
Mark-to-market adjustments on deferred compensation liabilities	—	—	—	—
Costs associated with the July 19 Incident and related matters, net	0.14	0.02	0.30	0.02
Strategic plan related charges	0.15	—	0.18	—
Losses (gains) and other income from strategic investments attributable to CrowdStrike	—	—	—	(0.01)
Gains on deferred compensation assets	—	—	—	—
Income tax adjustments(3)	(0.21)	(0.21)	(0.33)	(0.41)
Other(4)	0.02	(0.01)	—	—
Non-GAAP diluted net income per share attributable to CrowdStrike common stockholders	$0.93	$0.88	$1.65	$1.67

Weighted-average shares used to calculate Non-GAAP diluted net income per share attributable to CrowdStrike common stockholders	256,321	251,265	255,448	250,724
__________________________
1. Effective February 1, 2025, employer payroll taxes related to employee stock-based award transactions are included as part of stock-based compensation expense. These payroll taxes are excluded from CrowdStrike's non-GAAP results as they are tied to the timing and size of the vesting or exercise of the underlying stock-based awards and the price of our common stock at the time of vesting or exercise, which may vary from period to period independent of the operating performance of our business. Prior period has been recast to reflect this change.
2. Effective second quarter fiscal year 2026, we adopted a 21.0% long-term projected non-GAAP tax rate, reduced from the previous rate of 22.5%, in connection with the enactment of the One Big Beautiful Bill Act. This rate reflects the anticipated tax benefit from earning income outside the U.S. while retaining intellectual property within the U.S. The change is applied prospectively, and the tax rate for prior periods remains unchanged.
3. Adjustments are related to the difference between the GAAP provision for income taxes and Non-GAAP provision for income taxes.
4. For periods in which we had diluted non-GAAP net income per share attributable to CrowdStrike common stockholders, the sum of the impact of individual reconciling items may not total to diluted Non-GAAP net income per share attributable to CrowdStrike common stockholders because of rounding differences.

CROWDSTRIKE HOLDINGS, INC.
GAAP to Non-GAAP Reconciliations (continued)
(in thousands, except percentages)
(unaudited)

	Three Months Ended July 31,		Six Months Ended July 31,
	2025	2024	2025	2024
GAAP net cash provided by operating activities	$332,832	$326,641	$716,939	$709,869
Purchases of property and equipment	(30,497)	(39,254)	(116,248)	(88,937)
Capitalized internal-use software and website development costs	(17,289)	(14,516)	(34,726)	(24,995)
Purchases of deferred compensation investments	(1,311)	(600)	(2,770)	(1,209)
Proceeds from the sales of deferred compensation investments	(119)	(41)	(164)	(41)
Free cash flow	$283,616	$272,230	$563,031	$594,687

GAAP net cash used in investing activities	$(48,779)	$(54,890)	$(150,609)	$(105,988)
GAAP net cash provided by financing activities	$74,187	$62,496	$76,321	$59,978

GAAP net cash provided by operating activities as a percentage of revenue	28%	34%	32%	38%
Purchases of property and equipment as a percentage of revenue	(3)%	(4)%	(5)%	(5)%
Capitalized internal-use software and website development costs as a percentage of revenue	(1)%	(2)%	(2)%	(1)%
Purchases of deferred compensation investments as a percentage of revenue	—%	—%	—%	—%
Proceeds from the sale of deferred compensation investments	—%	—%	—%	—%
Free cash flow margin	24%	28%	25%	32%
###

Explanation of Non-GAAP Financial Measures

In addition to determining results in accordance with U.S. generally accepted accounting principles (“GAAP”), CrowdStrike believes the following non-GAAP measures are useful in evaluating its operating performance. CrowdStrike uses the following non-GAAP financial information to evaluate its ongoing operations and for internal planning and forecasting purposes. CrowdStrike believes that non-GAAP financial information, when taken collectively, may be helpful to investors because it provides consistency and comparability with past financial performance and facilitates period-to-period comparisons of operations, as these measures eliminate the effects of certain variables unrelated to CrowdStrike’s overall operating performance. However, non-GAAP financial information is presented for supplemental informational purposes only, has limitations as an analytical tool, and should not be considered in isolation or as a substitute for financial information presented in accordance with GAAP.

Other companies, including companies in CrowdStrike’s industry, may calculate similarly titled non-GAAP measures differently or may use other measures to evaluate their performance, all of which could reduce the usefulness of CrowdStrike’s non-GAAP financial measures as tools for comparison.

Investors are encouraged to review the related GAAP financial measures and the reconciliation of these non-GAAP financial measures to their most directly comparable GAAP financial measures and not rely on any single financial measure to evaluate CrowdStrike’s business.

Change in Non-GAAP Measures Presentation

Effective as of February 1, 2025, the beginning of our fiscal year ending January 31, 2026, CrowdStrike is presenting employer payroll taxes related to employee stock-based award transactions as part of stock-based compensation expense in the GAAP to Non-GAAP reconciliation. These payroll taxes have been excluded from CrowdStrike's non-GAAP results as they are tied to the timing and size of the vesting or exercise of the underlying stock-based awards and the price of CrowdStrike's common stock at the time of vesting or exercise, which may vary from period to period. In addition, effective second quarter fiscal year 2026, CrowdStrike adopted a 21.0% long-term projected non-GAAP tax rate, reduced from the previous rate of 22.5%, in connection with the enactment of the One Big Beautiful Bill Act. This rate reflects the anticipated tax benefit from earning income outside the United States (U.S.) while retaining intellectual property within the U.S. The change is applied prospectively, and the tax rate for prior periods remains unchanged.

Non-GAAP Subscription Gross Profit and Non-GAAP Subscription Gross Margin

CrowdStrike defines non-GAAP subscription gross profit and non-GAAP subscription gross margin as GAAP subscription gross profit and GAAP subscription gross margin, respectively, excluding stock-based compensation expense and related employer payroll taxes, amortization of acquired intangible assets, and strategic plan related charges.

Non-GAAP Income from Operations

CrowdStrike defines non-GAAP income from operations as GAAP income (loss) from operations excluding stock-based compensation expense and related employer payroll taxes, amortization of acquired intangible assets (including purchased patents), acquisition-related expenses (credits), net, mark-to-market adjustments on deferred compensation liabilities, legal reserve and settlement charges or benefits, costs (recoveries) associated with the July 19 Incident and related matters, net, and strategic plan related charges.

Non-GAAP Net Income Attributable to CrowdStrike

CrowdStrike defines non-GAAP net income attributable to CrowdStrike as GAAP net income (loss) attributable to CrowdStrike excluding stock-based compensation expense and related employer payroll taxes, amortization of acquired intangible assets (including purchased patents), acquisition-related expenses (credits), net, amortization of debt issuance costs and discount, mark-to-market adjustments on deferred compensation liabilities, legal reserve and settlement charges or benefits, costs (recoveries) associated with the July 19 Incident and related matters, net, strategic plan related charges, losses (gains) and other income from strategic investments, and losses (gains) on deferred compensation assets, and is adjusted for our long-term non-GAAP effective tax rate.

Non-GAAP Net Income per Share Attributable to CrowdStrike Common Stockholders, Diluted

CrowdStrike defines non-GAAP net income per share attributable to CrowdStrike common stockholders, as non-GAAP net income attributable to CrowdStrike divided by the weighted-average shares outstanding, which includes the dilutive effect of potentially dilutive common stock equivalents outstanding during the period.
Free Cash Flow

Free cash flow is a non-GAAP financial measure that CrowdStrike defines as net cash provided by operating activities less purchases of property and equipment, capitalized internal-use software and website development costs, purchases of deferred compensation investments, and proceeds from sale of deferred compensation investments. CrowdStrike monitors free cash flow as one measure of its overall business performance, which enables CrowdStrike to analyze its future performance without the effects of non-cash items and allow CrowdStrike to better understand the cash needs of its business. While CrowdStrike believes that free cash flow is useful in evaluating its business, free cash flow is a non-GAAP financial measure that has limitations as an analytical tool, and free cash flow should not be considered as an alternative to, or substitute for, net cash provided by operating activities in accordance with GAAP. The utility of free cash flow as a measure of CrowdStrike’s liquidity is further limited as it does not represent the total increase or decrease in CrowdStrike’s cash balance for any given period. In addition, other companies, including companies in CrowdStrike's industry, may calculate free cash flow differently or not at all, which reduces the usefulness of free cash flow as a tool for comparison.
Explanation of Operational Measures

Annual Recurring Revenue

ARR is calculated as the annualized value of CrowdStrike’s customer subscription contracts as of the measurement date, assuming any contract that expires during the next 12 months is renewed on its existing terms. To the extent that CrowdStrike is negotiating a renewal with a customer after the expiration of the subscription, CrowdStrike continues to include that revenue in ARR if CrowdStrike is actively in discussion with such an organization for a new subscription or renewal, or until such organization notifies CrowdStrike that it is not renewing its subscription.

Dollar-Based Net Retention Rate

CrowdStrike's dollar-based net retention rate compares its ARR from a set of subscription customers against the same metric for those subscription customers from the prior year. CrowdStrike's dollar-based net retention rate reflects customer renewals, expansion, contraction and churn, and excludes revenue from its incident response and proactive services. Dollar-based net retention rate as of period end is calculated by starting with the ARR from all subscription customers as of 12 months prior to such period end, or Prior Period ARR. CrowdStrike then calculates the ARR from these same subscription customers as of the current period end, or Current Period ARR. Current Period ARR includes any expansion and is net of contraction or churn over the trailing 12 months, but excludes revenue from new subscription customers in the current period. CrowdStrike then divides the Current Period ARR by the Prior Period ARR to arrive at its dollar-based net retention rate.

Dollar-Based Gross Retention Rate

Dollar-based gross retention rate as of the period end is calculated by starting with the ARR from all subscription customers as of 12 months prior to such period, or Prior Period ARR. CrowdStrike then deducts from the Prior Period ARR any ARR from subscription customers who are no longer customers as of the current period end, or Current Period Remaining ARR. CrowdStrike then divides the total Current Period Remaining ARR by the total Prior Period ARR to arrive at its dollar-based gross retention rate, which is the percentage of ARR from all subscription customers as of the year prior that is not lost to customer churn.